UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 7, 2022 (July 28, 2022)

LEMONADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39367	32-0469673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Crosby Street, 3rd Floor
New York, NY 10013
(Address of principal executive offices) (Zip Code)
(844) 733-8666
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LMND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by Lemonade, Inc. (“Lemonade”) on July 28, 2022, reporting under Item 2.01 the completion of its previously announced acquisition of Metromile, Inc. (“Metromile”). Under Item 9.01 of the Original 8-K, Lemonade stated that (i) the financial statements of the business acquired and (ii) the pro forma financial statements would be filed by amendment no later than 71 days following the date that the Original 8-K was required to be filed. No other changes have been made to the Original 8-K.

Item 9.01 Financial Statements and Other Exhibits

(a) Financial statement of business acquired

The audited consolidated balance sheets of Metromile as of December 31, 2021 and 2020, the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows of Metromile for the years ended December 31, 2021 and 2020, the notes related thereto and the Independent Auditor’s Report, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Metromile as of and for the three months ended March 31, 2022 and 2021, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma combined condensed consolidated balance sheet of Lemonade and Metromile as of March 31, 2022 and the unaudited pro forma combined condensed consolidated statements of income for the three months ended March 31, 2022 and the year ended December 31, 2021, and the notes related thereto are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Moss Adams LLP
99.1	Audited consolidated financial statements of Metromile, Inc. as of and for the years ended December 31, 2021 and 2020
99.2	Unaudited consolidated financial statements of Metromile, Inc. as of and for the three months ended March 31, 2022 and 2021
99.3
Unaudited pro forma combined condensed balance sheet of Lemonade, Inc. and Metromile, Inc. as of March 31, 2022 and statements of income for the three months ended March 31, 2022 and year ended December 31, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMONADE, INC.

Date: October 7, 2022	By:	/s/ Tim Bixby
Tim Bixby
Chief Financial Officer